Contact Information: Investor Relations 941-556-2601 investor-relations@ropertech.com	Roper Technologies, Inc.

Roper Technologies Announces Third Quarter Results
GAAP Revenue Increased 23%; Adjusted Revenue Increased 24%
Raising Full Year Adjusted DEPS Guidance

Sarasota, Florida, October 30, 2017 ... Roper Technologies, Inc. (NYSE: ROP), a diversified technology company, reported financial results for the third quarter ended September 30, 2017.

Roper reports results - including revenue, gross margin, operating margin, net income, and diluted earnings per share (“DEPS”) - on a GAAP basis and an adjusted basis.

Third quarter GAAP revenue increased 23% to $1.16 billion and adjusted revenue grew 24% to $1.17 billion. GAAP gross margin expanded 140 basis points to 62.6% and adjusted gross margin expanded 170 basis points to 63.0%.

GAAP DEPS was $1.84, a 13% increase, while adjusted DEPS was $2.36, a 20% increase. Adjusted EBITDA grew 24% to $407 million and adjusted EBITDA margin expanded 20 basis points to 34.8%.

“Our businesses performed exceptionally well in the third quarter as our asset-light, niche market strategy continues to produce excellent results,” said Brian Jellison, Roper’s Chairman, President and CEO. “We delivered 24% growth in both adjusted revenue and adjusted EBITDA with 5% organic revenue growth and great operating leverage. Our software and network businesses, including Deltek and ConstructConnect, continued to perform well. We also benefited from broad-based growth and strong margin performance in our product businesses.”

“Our cash performance has helped us to reduce debt by $880 million year to date, demonstrating our ability to quickly de-lever after acquisitions. We see continuing broad-based strength across the enterprise that will drive additional growth in the fourth quarter and position us well for a record 2018,” concluded Mr. Jellison.

2017 Guidance Update

Roper is raising its full year 2017 guidance and now expects adjusted DEPS of $9.27 - $9.33, compared to previous guidance of $9.12 - $9.30.

In the fourth quarter of 2017, the Company expects adjusted DEPS to be between $2.56 and $2.62.

The Company’s guidance excludes the impact of future acquisitions or divestitures.

Conference Call to be Held at 8:30 AM (ET) Today

A conference call to discuss these results has been scheduled for 8:30 AM ET on Monday, October 30, 2017. The call can be accessed via webcast or by dialing +1 800-231-9012 (US/Canada) or +1 719-325-2168, using confirmation code 7559336. Webcast information and conference call materials will be made available in the Investors section of Roper’s website (www.ropertech.com) prior to the start of the call. The webcast can also be accessed directly by using the following URL https://event.webcast. Telephonic replays will be available for up to two weeks and can be accessed by using the following registration URL https://event.replay with access code 7559336.

Use of Non-GAAP Financial Information

The Company supplements its consolidated financial statements presented on a GAAP basis with certain non-GAAP financial information to provide investors with greater insight, increase transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision-making. Reconciliation of non-GAAP measures to their most directly comparable GAAP measures are included in the accompanying financial schedules or tables. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures prepared in accordance with GAAP, and the financial results prepared in accordance with GAAP and reconciliations from these results should be carefully evaluated.

Table 1: Adjusted Revenue Reconciliation and Growth Detail ($M)

	Q3 2017		Q3 2016		V %
GAAP Revenue	$1,160		$945		23%
Purchase accounting adjustment to acquired deferred revenueA,B	12	A	2	B
Rounding	(1)		-
Adjusted Revenue	$1,171		$947		24%

Components of Adjusted Revenue Growth
Organic					5%
Acquisitions/Divestitures					19%
Foreign Exchange					1%
Rounding					(1)%
Total Adjusted Revenue Growth					24%

Table 2: Adjusted DEPS Reconciliation

	Q3 2017		Q3 2016		V %
GAAP Diluted Earnings Per Share (DEPS)	$1.84		$1.63		13%
Purchase accounting adjustment to acquired deferred revenueA,B	0.07	A	0.01	B
Purchase accounting adjustment for commission expenseC	(0.01)		-
Amortization of Acquisition-related intangible assetsD	0.46		0.31
Debt Extinguishment ChargeE	-		0.01
Adjusted DEPS	$2.36		$1.96		20%

Table 3: Adjusted Gross Margin Reconciliation ($M)

	Q3 2017		Q3 2016		V Bps
GAAP Revenue	$1,160		$945
Purchase accounting adjustment to acquired deferred revenueA,B	12	A	2	B
Rounding	(1)		-
Adjusted Revenue	$1,171		$947

GAAP Gross Profit	$726		$578
Purchase accounting adjustment to acquired deferred revenueA,B	12	A	2	B
Rounding	-		1
Adjusted Gross Profit	$738		$581

GAAP Gross Margin	62.6%		61.2%		+140 bps
Adjusted Gross Margin	63.0%		61.3%		+170 bps

Table 4: Adjusted EBITDA Reconciliation ($M)

	Q3 2017		Q3 2016		V% / Bps
GAAP Revenue	$1,160		$945
Purchase accounting adjustment to acquired deferred revenueA,B	12	A	2	B
Rounding	(1)		-
Adjusted Revenue	$1,171		$947

GAAP Net Earnings	$190		$167
Taxes	74		73
Interest expense	46		27
Depreciation	12		9
Amortization	74		49
Rounding	1		-
EBITDA	$397		$325

Purchase accounting adjustment to acquired deferred revenueA,B	12	A	2	B
Purchase accounting adjustment for commission expenseC	(1)		-
Debt Extinguishment ChargeE	-		1
Rounding	(1)		-
Adjusted EBITDA	$407		$328		24%
% of Adjusted Revenue	34.8%		34.6%		+20bps

Table 5: Forecasted Adjusted DEPS Reconciliation

	Q4 2017		Full Year 2017
	Low End	High End	Low End	High End
GAAP DEPS	$2.07	$2.13	$7.17	$7.23
Purchase accounting adjustments to acquired deferred revenue and commissionsF	0.04	0.04	0.32	0.32
Amortization of acquisition-related intangible assetsD	0.45	0.45	1.83	1.83
Gain on sale of divested Energy product lineG	-	-	(0.06)	(0.06)
Impairment charge on minority investmentH	-	-	0.01	0.01
Adjusted DEPS	$2.56	$2.62	$9.27	$9.33

A	Acquisition-related fair value adjustments to deferred revenue related to the acquisitions of ConstructConnect ($1.4M pretax, $0.9M after-tax), and Deltek ($10.2M pretax, $6.6M after-tax).

B
Acquisition-related fair value adjustments to deferred revenue related to the acquisitions of On Center Software ($0.1M pretax, $0.1M after-tax), Aderant ($1.8M pretax, $1.2M after-tax), Atlas Medical ($0.1M pretax, $0.1M after-tax) and CliniSys ($0.2M pretax, $0.1M after-tax).

C	Purchase Accounting Adjustment for Commission Expense related to the acquisition of Deltek ($1.2M pretax, $0.8M after-tax).

D
Actual results and forecast of estimated amortization of acquisition-related intangible assets ($M); for comparison purposes, prior period amounts are also shown below. Tax Rate of 35% applied to amortization in all periods.

	Q3 2016A	Q4 2016A	FY 2016A	Q3 2017A	Q4 2017E	FY 2017E
Pretax	$49	$54	$201	$73	$73	$292
After-tax	$32	$35	$131	$48	$47	$190
Per share	$0.31	$0.34	$1.27	$0.46	$0.45	$1.83

E	Debt Extinguishment Charge ($0.9M pretax, $0.6M after-tax).

F	Forecasted acquisition-related fair value adjustments to acquired deferred revenue and commissions of ConstructConnect and Deltek, as shown below ($M, except per share data).

	Q4 2017E	FY 2017E
Pretax	$6	$51
After-tax	$4	$33
Per Share	$0.04	$0.32

G	Gain on sale of divested Energy product line ($9.4M pretax, $6.1M after-tax).

H	Impairment charge on minority investment ($1.8M pretax, $1.1M after-tax).

About Roper Technologies

Roper Technologies is a constituent of the S&P 500, Fortune 1000, and the Russell 1000 indices. Roper designs and develops software (both software-as-a-service and licensed), and engineered products and solutions for healthcare, transportation, food, energy, water, education and other niche markets worldwide. Additional information about Roper is available on the Company’s website at www.ropertech.com.

The information provided in this press release contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements may include, among others, statements regarding operating results, the success of our internal operating plans, and the prospects for newly acquired businesses to be integrated and contribute to future growth, profit and cash flow expectations. Forward-looking statements may be indicated by words or phrases such as "anticipate," "estimate," "plans," "expects," "projects," "should," "will," "believes," "intends" and similar words and phrases. These statements reflect management's current beliefs and are not guarantees of future performance. They involve risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement. Such risks and uncertainties include our ability to identify and complete acquisitions consistent with our business strategies, integrate acquisitions that have been completed, realize expected benefits and synergies from, and manage other risks associated with, the newly acquired businesses. We also face other general risks, including our ability to realize cost savings from our operating initiatives, general economic conditions and the conditions of the specific markets in which we operate, changes in foreign exchange rates, difficulties associated with exports, risks associated with our international operations, increased product liability and insurance costs, increased warranty exposure, future competition, changes in the supply of, or price for, parts and components, environmental compliance costs and liabilities, risks and cost associated with asbestos related litigation, potential write-offs of our substantial intangible assets, and risks associated with obtaining governmental approvals and maintaining regulatory compliance for new and existing products. Important risks may be discussed in current and subsequent filings with the SEC. You should not place undue reliance on any forward-looking statements. These statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Roper Technologies, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets (unaudited)
(Amounts in thousands)

	September 30, 2017	December 31, 2016
ASSETS:

Cash and cash equivalents	$605,616	$757,200
Accounts receivable, net	603,874	619,854
Inventories, net	209,306	181,952
Unbilled receivables	157,852	129,965
Other current assets	115,408	87,530
Total current assets	1,692,056	1,776,501

Property, plant and equipment, net	141,279	141,318
Goodwill	8,793,956	8,647,142
Other intangible assets, net	3,502,687	3,655,843
Deferred taxes	32,459	30,620
Other assets	84,236	73,503

Total assets	$14,246,673	$14,324,927

LIABILITIES AND STOCKHOLDERS' EQUITY:

Accounts payable	$163,719	$152,067
Accrued compensation	168,931	161,730
Deferred revenue	534,562	488,399
Other accrued liabilities	261,457	219,339
Income taxes payable	46,575	22,762
Current portion of long-term debt, net	401,534	400,975
Total current liabilities	1,576,778	1,445,272

Long-term debt, net of current portion	4,932,721	5,808,561
Deferred taxes	1,163,371	1,178,205
Other liabilities	114,819	104,024
Total liabilities	7,787,689	8,536,062

Common stock	1,043	1,036
Additional paid-in capital	1,591,039	1,489,067
Retained earnings	5,062,926	4,642,402
Accumulated other comprehensive loss	(177,277)	(324,739)
Treasury stock	(18,747)	(18,901)
Total stockholders' equity	6,458,984	5,788,865

Total liabilities and stockholders' equity	$14,246,673	$14,324,927

Roper Technologies, Inc. and Subsidiaries
Condensed Consolidated Statements of Earnings (unaudited)
(Amounts in thousands, except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2017	2016	2017	2016
Net revenues	$1,159,912	$945,144	$3,380,888	$2,779,125
Cost of sales	433,492	366,651	1,281,204	1,073,593
Gross profit	726,420	578,493	2,099,684	1,705,532

Selling, general and administrative expenses	415,673	311,103	1,236,423	940,073
Income from operations	310,747	267,390	863,261	765,459

Interest expense, net	45,523	26,800	137,201	81,076
Other income/(expense), net	(659)	(534)	5,263	(1,997)

Earnings before income taxes	264,565	240,056	731,323	682,386

Income taxes	74,292	72,977	203,423	205,822

Net earnings	$190,273	$167,079	$527,900	$476,564

Net earnings per share:
Basic	$1.86	$1.65	$5.17	$4.71
Diluted	$1.84	$1.63	$5.11	$4.65

Weighted average common shares outstanding:
Basic	102,303	101,372	102,091	101,231
Diluted	103,680	102,522	103,397	102,424

Roper Technologies, Inc. and Subsidiaries
Selected Segment Financial Data (unaudited)
(Amounts in thousands and percents of net revenues)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2017		2016		2017		2016
	Amount	%	Amount	%	Amount	%	Amount	%
Net revenues:
RF Technology	$480,572		$303,565		$1,370,688		$872,536
Medical & Scientific Imaging	343,639		338,027		1,042,638		1,010,826
Industrial Technology	200,442		178,317		576,713		528,179
Energy Systems & Controls	135,259		125,235		390,849		367,584
Total	$1,159,912		$945,144		$3,380,888		$2,779,125

Gross profit:
RF Technology	$298,883	62.2%	$169,123	55.7%	$830,096	60.6%	$492,493	56.4%
Medical & Scientific Imaging	247,138	71.9%	247,432	73.2%	753,096	72.2%	740,725	73.3%
Industrial Technology	102,092	50.9%	90,950	51.0%	293,410	50.9%	266,679	50.5%
Energy Systems & Controls	78,307	57.9%	70,988	56.7%	223,082	57.1%	205,635	55.9%
Total	$726,420	62.6%	$578,493	61.2%	$2,099,684	62.1%	$1,705,532	61.4%

Operating profit*:
RF Technology	$134,148	27.9%	$94,785	31.2%	$342,690	25.0%	$272,905	31.3%
Medical & Scientific Imaging	115,506	33.6%	118,979	35.2%	356,614	34.2%	347,706	34.4%
Industrial Technology	62,255	31.1%	52,800	29.6%	174,117	30.2%	150,850	28.6%
Energy Systems & Controls	36,351	26.9%	31,777	25.4%	99,454	25.4%	83,728	22.8%
Total	$348,260	30.0%	$298,341	31.6%	$972,875	28.8%	$855,189	30.8%

Net Orders:
RF Technology	$475,003		$300,303		$1,404,768		$899,659
Medical & Scientific Imaging	351,455		332,624		1,054,254		1,014,910
Industrial Technology	210,110		173,757		607,081		528,629
Energy Systems & Controls	134,197		121,818		390,434		368,292
Total	$1,170,765		$928,502		$3,456,537		$2,811,490

*Segment operating profit is before unallocated corporate general and administrative expenses. These expenses were $37,513 and $30,951 for the three months ended September 30, 2017 and 2016, respectively, and $109,614 and $89,730 for the nine months ended September 30, 2017 and 2016, respectively.

Roper Technologies, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows (unaudited)
(Amounts in thousands)

	Nine months ended September 30,
	2017	2016
Cash flows from operating activities:
Net earnings	$527,900	$476,564
Adjustments to reconcile net earnings to cash flows from operating activities:
Depreciation and amortization of property, plant and equipment	36,776	27,954
Amortization of intangible assets	221,518	149,149
Amortization of deferred financing costs	5,463	4,080
Non-cash stock compensation	67,598	60,480
Gain on sale of assets	(9,393)	—
Changes in operating assets and liabilities, net of acquired businesses:
Accounts receivable	30,074	(1,660)
Unbilled receivables	(27,186)	3,684
Inventories	(19,577)	(5,916)
Accounts payable and accrued liabilities	48,276	17,273
Deferred revenue	50,554	19,692
Income taxes	(48,370)	(52,728)
Other, net	(17,900)	(5,199)
Cash provided by operating activities	865,733	693,373

Cash flows from investing activities:
Acquisitions of businesses, net of cash acquired	(88,070)	(277,587)
Capital expenditures	(35,898)	(26,933)
Capitalized software expenditures	(8,043)	(1,528)
Proceeds from sale of assets	10,614	866
Other, net	(6,932)	1,564
Cash used in investing activities	(128,329)	(303,618)

Cash flows from financing activities:
Payments under revolving line of credit, net	(880,000)	(180,000)
Principal payments on convertible notes	—	(4,010)
Cash premiums paid on convertible note conversions	—	(13,308)
Cash dividends to stockholders	(106,480)	(90,632)
Proceeds from stock based compensation, net	32,932	13,895
Treasury stock sales	3,194	2,576
Other	179	(7,816)
Cash used in financing activities	(950,175)	(279,295)

Effect of foreign currency exchange rate changes on cash	61,187	(6,701)

Net (decrease)/increase in cash and cash equivalents	(151,584)	103,759

Cash and cash equivalents, beginning of period	757,200	778,511

Cash and cash equivalents, end of period	$605,616	$882,270